                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                         American Capital Exchange Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

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

                         AMERICAN CAPITAL EXCHANGE FUND
                        A CALIFORNIA LIMITED PARTNERSHIP
                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056

                         NOTICE OF MEETING OF PARTNERS
                          TO BE HELD ON APRIL 26, 1996

     NOTICE IS HEREBY GIVEN that the meeting of partners of AMERICAN CAPITAL EXCHANGE FUND, a California limited partnership (the "Fund"), will be held in the Transco Tower Auditorium on Level 2 of Transco Tower, 2800 Post Oak Boulevard, Houston, Texas 77056 on Friday, April 26, 1996, at 2:00 p.m. for the following purposes:

       I. To elect five managing general partners, each to serve until the next annual meeting of partners and until a successor is duly elected and shall qualify;

      II. To ratify or reject the selection of KPMG Peat Marwick LLP as independent auditors for the Fund for the fiscal year ending December 31, 1996;


     III. To approve an amendment to the Restated Certificate and Agreement of Limited Partnership changing the name and address of the Fund; and


     IV. To transact any other business, not currently contemplated, that may properly come before the meeting.

     Partners of record at the close of business on March 12, 1996 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                          By Order of the Managing General
                                          Partners,

                                          /s/ NORI L. GABERT
                                          --------------------------------
                                          Nori L. Gabert,
                                          Secretary


March 25, 1996

-------------------------------------------------------------------------------

Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus enabling your Fund to avoid unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                         AMERICAN CAPITAL EXCHANGE FUND
                        A CALIFORNIA LIMITED PARTNERSHIP
                 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056

                              MEETING OF PARTNERS
                           TO BE HELD APRIL 26, 1996

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the Managing General Partners of American Capital Exchange Fund, a California limited partnership (the "Fund"), for use at the meeting of partners and at any adjournments thereof. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained thereon; as to the proposals for which no instructions are given, such proxy will be voted for the election of Managing General Partners and in favor of the proposals described herein. The proxy confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the meeting. A partner may revoke his or her proxy at any time prior to use by filing with the Secretary of the Fund an instrument revoking it or a proxy bearing a later date, or by attending and voting at the meeting.

     The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers and regular and temporary employees of the Fund and Van Kampen American Capital Asset Management, Inc. (the "Adviser") without additional compensation. Such solicitations may be by telephone, telegram or otherwise. The Fund will reimburse brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of units of partnership interest ("shares") held of record by such persons.


     This proxy statement was first mailed to partners on or about March 25, 1996. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT TO A PARTNER UPON REQUEST BY CONTACTING THE FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056, (800) 421-5666.


OUTSTANDING SHARES AND VOTING REQUIREMENTS


     The Managing General Partners have authorized the Fund's officers to fix the close of business on March 12, 1996 as the record date for the determination of partners entitled to notice of and to vote at the meeting. At such date, 313,348 shares of the Fund were outstanding, each share being entitled to one vote. Of such shares, 14.38% was held by Comerica Bank Detroit and Edward Mardigian, P.O. Box 75000, Detroit, Michigan 48275-0001, as Trustees under a revocable trust established by and for the benefit of Helen Mardigian, address c/o the Trustees. No other person is known to own beneficially as much as 5% of such shares.

     A quorum for the transaction of business at the meeting on a proposal is constituted by presence in person or by proxy of holders of more than 50% of the outstanding shares. A partner who abstains from voting on any or all matters will be deemed present at the meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and/or does not exercise discretionary authority (a so-called "non-vote"), the shares held by the nominee will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such other matters.

     The vote of more than 50% of the shares represented at the meeting, assuming a quorum is present, is required for the election of Managing General Partners (Item I below) and for the ratification of the selection of KPMG Peat Marwick LLP as independent auditors (Item II below). Approval of the proposed amendment to the Restated Certificate and Agreement of Limited Partnership (the "Agreement") (Item III below) requires the lesser of (i) a majority of the outstanding shares of the Fund or (ii) 67% of the shares of the Fund represented in person or by proxy at a meeting at which a quorum is present.

     The Managing General Partners of the Fund intend to vote all their shares for the election of Managing General Partners and in favor of the proposals described herein.

I. ELECTION OF MANAGING GENERAL PARTNERS


     Five Managing General Partners are to be elected, each to serve until the next annual meeting of partners and until a successor is elected and shall qualify. If a Managing General Partner is not reelected, he shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the Agreement. Any newly elected Managing General Partner will be required to acquire shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a general partner. Messrs. Hackerman and Upton have decided to retire as Managing General Partners and will not stand for reelection. Messrs. Gross and Carlton have been nominated for election as Managing General Partners. The following schedule sets forth certain information regarding each nominee for election as Managing General Partner.

                                                              AMOUNT AND NATURE OF
                                                             BENEFICIAL OWNERSHIP(+)
                                                              OF SHARES OF THE FUND
                                                 MANAGING    -----------------------
     NAME AND PRINCIPAL OCCUPATION               GENERAL        AT       PERCENT OF
      DURING THE PAST FIVE YEARS                 PARTNER     MARCH 12,   OUTSTANDING
 AND DIRECTORSHIPS OF PUBLIC COMPANIES    AGE     SINCE        1996        SHARES
---------------------------------------   ---    --------    --------    -----------
 DONALD M. CARLTON, PH.D.                  58        --          -0-        **
 President and Chief Executive Officer,
 Radian Corporation
 (technology/services). Director, The
 Hartford Steam Boiler Inspection &
 Insurance Company (insurance/
 engineering services); National
 Instrument's Corp. (computer hardware
 and software); Central and South West
 Corporation (utility holding
 company).(1)

 STEPHEN R. GROSS                          48        --          -0-        **
 Managing Partner and Vice President of
 Gross, Collins & Cress, P.C.
 (accounting firm). Director, Charter
 Bank & Trust, Marietta, Georgia.(1)

 F. ROBERT PAULSEN                         73      1979          175        **
 Dean Emeritus and Professor Emeritus
 of Higher Education, The University of
 Arizona, Tucson, Arizona. Director,
 American General Series Portfolio Co.
 (mutual fund).(1)

*DON G. POWELL                             56      1992           57        **
 Chairman of the Board and Chief
 Executive Officer
 President, Chief Executive Officer and
 Director of VK/AC Holding, Inc.
 ("Holding") and Van Kampen American
 Capital, Inc. ("VKAC"). Chairman,
 Chief Executive Officer and Director
 of the Adviser. Chairman, Chief
 Executive Officer and Director of Van
 Kampen American Capital Distributors,
 Inc.(1)(2)

 ALAN B. SHEPARD, JR.                      72      1992           57        **
 President, Seven Fourteen Enterprises,
 Inc. (investments). Partner, Houston
 Partners (venture capital). Director,
 Vice Chairman, Kwik-Kopy Corporation
 (printing). Director of Allied Waste
 Industries (waste treatment).(1)


                                                 (Notes begin on following page)

---------------

  * Managing General Partner who is an interested person as defined in the Investment Company Act of 1940, as amended, by virtue of his relationship with the Adviser and stock ownership in its parent, Holding.

 ** Represents less than 1% of the shares outstanding.

(1) A director or trustee of Van Kampen American Capital Bond Fund, Inc., Van Kampen American Capital Convertible Securities, Inc., Van Kampen American Capital Income Trust and Common Sense Trust, investment companies for which the Adviser serves as an investment adviser.


(2) A trustee of each of the Van Kampen American Capital Funds, the Van Kampen Merritt Series Trust, Common Sense Trust and closed-end investment companies advised by Van Kampen American Capital Investment Advisory Corp. ("VK Adviser").



(+) Direct voting and investment power as of March 12, 1996. All officers and Managing General Partners as a group owned 289 shares of the Fund representing less than 1% of the total number of shares outstanding at such date.


     All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Mr. Powell owns securities aggregating less than 1% of the outstanding shares of Holding. Mr. Powell acquired those securities January 11, 1995. No remuneration is paid by the Fund to a Managing General Partner who is an affiliated person of the Adviser. Managing General Partners who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $5,000 plus $750 per meeting of the Managing General Partners and $500 per committee meeting attended and are reimbursed for out-of-pocket expenses. During the last fiscal year all Managing General Partners as a group were paid by the Fund total fees of $34,330 plus expenses. The Managing General Partners also receive compensation for serving in similar capacities for other investment companies advised by the Adviser as indicated in the notes to the foregoing table.

     Additional information regarding compensation paid by the Fund and the related mutual funds for which the Managing General Partners serve as directors or trustees noted above is set forth below. The compensation shown for the Fund and the total compensation shown for the Fund and other related mutual funds is for the calendar year ended December 31, 1995. Mr. Powell is not compensated for his service as Managing General Partner, because of his affiliation with the Adviser.

                               COMPENSATION TABLE


                                                        PENSION OR
                                                        RETIREMENT        TOTAL(1)
                                                         BENEFITS       COMPENSATION
                                         AGGREGATE      ACCRUED AS     FROM REGISTRANT
                                        COMPENSATION      PART OF         AND FUND
                                            FROM           FUND         COMPLEX PAID
            NAME OF PERSON               REGISTRANT     EXPENSES(3)     TO DIRECTORS
--------------------------------------- ------------    -----------    ---------------
Dr. Norman Hackerman(2)................   $  9,000          -0-            $49,000
Dr. F. Robert Paulsen..................      9,000          -0-             54,000
Alan B. Shepard, Jr. ..................      7,250          -0-             48,750
Miller Upton(2)........................      9,000          -0-             48,500


---------------

(1) Reflects thirteen investment companies in the Fund complex.


(2) Messrs. Hackerman and Upton have decided to retire as Managing General Partners and will not stand for reelection.



(3) The Managing General Partners of the Fund instituted a Retirement Plan to become effective at the close of the annual meeting of partners. For the current nominees for Managing General Partners not affiliated with the Adviser, the annual retirement benefit payable per year for a ten year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Managing General Partners with more than five but less than ten years of service at retirement will receive a prorated reduced benefit. Under the Plan, for the retiring Managing General Partners, the annual retirement benefit payable per year for a ten year period is $6,750, which is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.


     The Fund has a Nominating Committee the functions of which are (a) selecting and recommending to the Managing General Partners nominees for election as Managing General Partners and (b) proposing and recommending to the Managing General Partners the terms of compensation for Managing General Partners. The committee consists of Messrs. Hackerman, Paulsen and Upton. The committee held two meetings during the last fiscal year. The committee is prepared to review nominations for Managing General Partners from partners in written communications addressed to the committee at the Fund's headquarters, although the committee expects normally to be able to identify from its own resources an ample number of qualified candidates.

     The Fund has an Audit Committee which makes recommendations to the Managing General Partners concerning the selection of the Fund's independent auditors, reviews with such auditors the scope and results of the annual audit, and considers any comments which the auditors may have regarding the Fund's financial statements or books of account. The commit-tee consists of Messrs. Hackerman, Paulsen and Upton. The committee held two meetings during the last fiscal year.

     The Managing General Partners met four times during the last fiscal year. During such fiscal year, all Managing General Partners attended at least 75% of the aggregate of (a) the total number of meetings of the Managing General Partners and (b) the total number of meetings held by all committees of the Managing General Partners on which they served.


     The following information relates to the Fund's executive officers who are not Managing General Partners of the Fund. Each officer serves as a director, officer or employee of the Adviser and a number own shares of common stock of Holding. Most officers also serve in the same capacity for all or most of the other investment companies advised by the Adviser. The business address of each officer, except for Messrs. McDonnell, Nyberg, Wood, Sullivan and Hill is 2800 Post Oak Boulevard, Houston, Texas 77056. The business address of Messrs. McDonnell, Nyberg, Wood, Sullivan and Hill is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



                                                    PRINCIPAL
                             POSITION               OCCUPATION
                             WITH THE              DURING PAST                 OFFICER
         NAME                  FUND                 FIVE YEARS         AGE      SINCE
----------------------  -------------------    --------------------    ---     -------
WILLIAM N. BROWN......  Vice President         Executive Vice          42        1996
                                                 President of the
                                                 Adviser; Holding;
                                                 VKAC; Van Kampen
                                                 American Capital
                                                 Advisors, Inc.;
                                                 American Capital
                                                 Contractual
                                                 Services, Inc.;
                                                 Van Kampen
                                                 American Capital
                                                 Exchange
                                                 Corporation; AC-
                                                 CESS Investor Ser-
                                                 vices, Inc.; and
                                                 Van Kampen
                                                 American Capital
                                                 Trust Company.
                                                 Director of
                                                 American Capital
                                                 Shareholders
                                                 Corporation. Vice
                                                 President of each
                                                 of the Van Kampen
                                                 American Capital
                                                 Funds.

                                                    (Table continued on following page)

                                                    PRINCIPAL
                             POSITION               OCCUPATION
                             WITH THE              DURING PAST                 OFFICER
         NAME                  FUND                 FIVE YEARS         AGE      SINCE
----------------------  -------------------    --------------------    ---     -------
RONALD A. NYBERG......  Vice President         Executive Vice          42        1995
                                                 President, General
                                                 Counsel and
                                                 Corporate
                                                 Secretary of VKAC
                                                 and Holding.
                                                 Executive Vice
                                                 President, General
                                                 Counsel and a
                                                 Director of the
                                                 Distributor.
                                                 Executive Vice
                                                 President and
                                                 General Counsel of
                                                 the Adviser; the
                                                 VK Adviser; Van
                                                 Kampen American
                                                 Capital Manage-
                                                 ment, Inc.; VSU,
                                                 Inc.; VCJ, Inc.;
                                                 Van Kampen Merritt
                                                 Equity Advisors
                                                 Corp. and Van
                                                 Kampen Merritt
                                                 Equity Holdings
                                                 Corp. Executive
                                                 Vice President,
                                                 General Counsel
                                                 and Assistant
                                                 Secretary of Van
                                                 Kampen American
                                                 Capital Advisors,
                                                 Inc.; American
                                                 Capital
                                                 Contractual
                                                 Services, Inc.;
                                                 Van Kampen
                                                 American Capital
                                                 Exchange
                                                 Corporation; AC-
                                                 CESS; American
                                                 Capital
                                                 Shareholders
                                                 Corporation and
                                                 Van Kampen
                                                 American Capital
                                                 Trust Company.
                                                 General Counsel of
                                                 McCarthy, Crisanti
                                                 & Maffei, Inc. and
                                                 McCarthy, Crisanti
                                                 & Maffei
                                                 Acquisition Corp.
                                                 Vice President and
                                                 Secretary of each
                                                 of the Van Kampen
                                                 American Capital
                                                 Funds. Secretary
                                                 of the closed-end
                                                 funds advised by
                                                 the VK Adviser.
                                                 Director of ICI
                                                 Mutual Insur-

                                                    (Table continued on following page)

                                                    PRINCIPAL
                             POSITION               OCCUPATION
                             WITH THE              DURING PAST                 OFFICER
         NAME                  FUND                 FIVE YEARS         AGE      SINCE
----------------------  -------------------    --------------------    ---     -------
                                                 ance Co., a
                                                 provider of
                                                 insurance to
                                                 members of the In-
                                                 vestment Company
                                                 Institute.

TANYA M. LODEN........  Financial Officer      Controller of most      36        1991
                                                 of the investment
                                                 companies advised
                                                 by the Adviser.
                                                 Formerly Assistant
                                                 Controller and Tax
                                                 Manager of the
                                                 American Capital
                                                 mutual funds.

DENNIS J. MCDONNELL...  Executive Vice         President, Chief        53        1995
                          President              Operating Officer
                                                 and a Director of
                                                 the Adviser; the
                                                 VK Adviser and Van
                                                 Kampen American
                                                 Capital Manage-
                                                 ment, Inc.
                                                 Director of
                                                 Holding; VKAC and
                                                 McCarthy, Crisanti
                                                 & Maffei, Inc.
                                                 Chairman and a
                                                 Director of MCM
                                                 Asia Pacific Com-
                                                 pany, Ltd.
                                                 President, Chief
                                                 Executive Officer
                                                 and a trustee of
                                                 certain of the Van
                                                 Kampen American
                                                 Capital Funds.
                                                 President, Chief
                                                 Executive Officer
                                                 and a trustee of
                                                 the Van Kampen
                                                 Merrit Series
                                                 Trust and
                                                 closed-end invest-
                                                 ment companies ad-
                                                 vised by the VK
                                                 Adviser. Prior to
                                                 December, 1991,
                                                 Senior Vice
                                                 President of Van
                                                 Kampen Merritt
                                                 Inc.

CURTIS W. MORELL......  Vice President         Vice President and      49        1976
                          and Chief              Chief Accounting
                          Accounting             Officer of most of
                          Officer                the investment
                                                 companies advised
                                                 by the Adviser.

                                                    (Table continued on following page)

                                                    PRINCIPAL
                             POSITION               OCCUPATION
                             WITH THE              DURING PAST                 OFFICER
         NAME                  FUND                 FIVE YEARS         AGE      SINCE
----------------------  -------------------    --------------------    ---     -------
EDWARD C. WOOD III....  Vice President and     Senior Vice             40        1996
                          Chief Financial        President of the VK
                          Officer                Adviser. Vice
                                                 President and
                                                 Chief Financial
                                                 Officer of each of
                                                 the Van Kampen
                                                 American Capital
                                                 Funds. Vice
                                                 President,
                                                 Treasurer and
                                                 Chief Financial
                                                 Officer of the
                                                 closed-end funds
                                                 advised by the VK
                                                 Adviser.

JOHN L. SULLIVAN......  Treasurer              First Vice President    40        1996
                                                 of the Adviser and
                                                 the VK Adviser.
                                                 Treasurer of each
                                                 of the Van Kampen
                                                 American Capital
                                                 Funds. Controller
                                                 of the closed-end
                                                 funds advised by
                                                 the VK Adviser.
                                                 Formerly
                                                 Controller of
                                                 open-end funds
                                                 advised by the VK
                                                 Adviser.

ALAN T. SACHTLEBEN....  Chief Investment       Executive Vice          53        1987
                          Officer                President and a
                                                 Director of the
                                                 Adviser. Ex-
                                                 ecutive Vice
                                                 President of the
                                                 VK Adviser. Vice
                                                 President of each
                                                 of the Van Kampen
                                                 American Capital
                                                 Funds.

NORI L. GABERT........  Principal Legal        Vice President,         42        1991
                          Officer and            Associate General
                          Secretary              Counsel and
                                                 Assistant Secre-
                                                 tary of the
                                                 Adviser. Vice
                                                 President, As-
                                                 sociate General
                                                 Counsel and Assis-
                                                 tant Secretary of
                                                 VKAC, the VK Ad-
                                                 viser and the
                                                 Distributor. Vice
                                                 President and
                                                 Secretary of
                                                 closed-end funds
                                                 advised by the
                                                 Adviser.

                                                    (Table continued on following page)

                                                    PRINCIPAL
                             POSITION               OCCUPATION
                             WITH THE              DURING PAST                 OFFICER
         NAME                  FUND                 FIVE YEARS         AGE      SINCE
----------------------  -------------------    --------------------    ---     -------
HUEY P. FALGOUT,
  JR. ................  Legal Officer and      Assistant Vice          32        1996
                          Assistant              President and Senior
                          Secretary              Attorney of VKAC.
                                                 Assistant Vice
                                                 President and
                                                 Assistant
                                                 Secretary of the
                                                 Distributor; the
                                                 Adviser; the VK
                                                 Adviser; Van
                                                 Kampen American
                                                 Capital Man-
                                                 agement, Inc.; Van
                                                 Kampen American
                                                 Capital Advisors,
                                                 Inc.; American
                                                 Capital
                                                 Contractual
                                                 Services, Inc.;
                                                 Van Kampen Amer-
                                                 ican Capital Ex-
                                                 change
                                                 Corporation;
                                                 ACCESS and
                                                 American Capital
                                                 Shareholders
                                                 Corporation.
                                                 Assistant
                                                 Secretary of each
                                                 of the Van Kampen
                                                 American Capital
                                                 Funds.

STEVEN M. HILL........  Assistant Treasurer    Assistant Vice          31        1996
                                                 President of the
                                                 Adviser and the VK
                                                 Adviser. Assistant
                                                 Treasurer of each
                                                 of the Van Kampen
                                                 American Capital
                                                 Funds. Assistant
                                                 Treasurer of the
                                                 closed-end funds
                                                 advised by the VK
                                                 Adviser.

ROBERT SULLIVAN.......  Assistant              Assistant Controller    62        1996
                          Controller             of each of the Van
                                                 Kampen American
                                                 Capital Funds.


     The Adviser has acted as investment adviser to the Fund since 1976. The Fund is not publicly distributed and, therefore, does not have an active underwriter.

II.  RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected by the Managing General Partners as independent auditors for the current fiscal year by vote of a majority of the Fund's Managing General Partners who are not interested persons of the Fund as defined in the Investment Company Act of 1940 as amended. Such selection was recommended by the Audit Committee of the Managing General Partners. The employment is conditioned on the right of the Fund to terminate the employment without penalty by a vote of a majority of the outstanding voting shares. Such selection by the Managing General Partners is submitted to the partners for their ratification or rejection.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting with the opportunity to make a statement, if they so desire, and such representatives are expected to be available to respond to any appropriate questions from partners.

     THE MANAGING GENERAL PARTNERS RECOMMEND THAT THE SELECTION OF KPMG PEAT MARWICK LLP BE RATIFIED.


III. PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP CHANGING THE NAME AND ADDRESS OF THE FUND



     The Agreement calls for the amendment of the Agreement in order to change the name and address of the Fund. The Agreement confers upon the partners of the Fund the right to vote their shares of the Fund with respect to such an amendment.


     The Adviser has informed the Managing General Partners that the names of almost all other investment companies advised by the Adviser have been changed to add "Van Kampen" at the beginning of their names, in keeping with a change in the name of the Adviser to "Van Kampen American Capital Asset Management, Inc." The Managing General Partners believe that it is appropriate to change the name of the Fund in the same manner.

     Rather than call a special meeting of partners solely for the purpose of voting on the name change, in September 1995 the Managing General Partners decided to defer the vote until the 1996 annual meeting. In the meantime, the Fund filed and published a statement in an appropriate county in California indicating that the Fund is doing business under the changed name and, commencing on October 6, 1995, the Fund was listed in the Wall Street Journal under the name "Van Kampen American Capital Exchange Fund."


     The specific amendment as to which the partners are requested to vote at the meeting would change the first sentence of Section 1.2 of the Agreement to read: "The Partnership shall operate under the firm name of "Van Kampen American Capital Exchange Fund, a California limited partnership." After the meeting, assuming a favorable vote, the name of the Fund will be formally changed by amendment of the Certificate of Limited Partnership of the Fund filed with the Secretary of State of California. In addition, in order to reflect the Adviser's Houston address, a favorable vote will formally amend the first sentence of Section 1.3 of the Agreement to read:
"The principal place of business of the Partnership shall be located at 2800 Post Oak Boulevard, Houston, Texas 77056."



     THE MANAGING GENERAL PARTNERS RECOMMEND THAT THE PARTNERS APPROVE THE PROPOSED NAME AND ADDRESS CHANGE. If partners do not approve this proposal, the Fund's name and address will remain unchanged.


IV.  OTHER BUSINESS

     The proxy holders have no present intention of bringing before the meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor have the Managing General Partners any such intention. Neither the proxy holders nor the Managing General Partners are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

PARTNER PROPOSALS

     The date by which any proposal of a partner intended to be presented at the next annual meeting must be received by the Fund for inclusion in the Fund's proxy statement and form of proxy relating to that meeting is December 19, 1996.

ADJOURNMENT

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any of such proposals.

                                          By Order of the Managing General
                                          Partners,

                                          /s/ NORI L. GABERT
                                          --------------------------------
                                          Nori L. Gabert
                                          Secretary


March 25, 1996


PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

---- A Wealth of Knowledge o A Knowledge of Wealth ----

     VAN KAMPEN AMERICAN CAPITAL               Vote this proxy card TODAY!
                                               Your prompt response will
                                        save the expense of additional mailings.

                                     Please be sure to sign and date this proxy.

                          Please return the proxy card in the enclosed envelope.

                  Please detach at perforation before mailing.
________________________________________________________________________________

AMERICAN CAPITAL EXCHANGE FUND,                     FOR THE MEETING OF PARTNERS
A CALIFORNIA LIMITED PARTNERSHIP                    TO BE HELD ON APRIL 26, 1996
PROXY SOLICITED BY THE MANAGING GENERAL PARTNERS

The undersigned, revoking previous proxies, hereby appoints(s) Don G. Powell, Robert A. Nyberg and Nori L. Gabert or any one of them, attorneys, with full power of substitution, to vote all units of partnership interest of the Fund which the undersigned is entitled to vote at the scheduled Meeting of Partners of the Fund to be held in the Transco Tower Auditorium on Level 2 of Transco Tower, 2800 Post Oak Boulevard, Houston, Texas 77056 on April 26, 1996 at
2:00 p.m., and at any adjournment of the meeting. They shall vote as recommended by the Managing General Partners, unless otherwise indicated on the reverse side, and in their discretion upon such other matters as may properly come before the meeting. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                            PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE

                                     Date_____________________, 1996
                                     NOTE: Please sign exactly as your name
                                     appears on this Proxy. When signing in
                                     a fiduciary capacity, such as executor,
                                     administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.


                                     __________________________________________
                                       Signature(s) (Title(s), if applicable)
                                     WHERE UNIT OF PARTNERSHIP INTEREST ARE
                                     REGISTERED WITH JOINT OWNERS, ALL JOINT
                                     OWNERS SHOULD SIGN.


VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND (VK028F)
ORIGINAL FRONT 2-3-96
REVISION #1 2-7-96

             Vote this proxy card TODAY! Your prompt response will
                    save the expense of additional mailings.

             PLEASE RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

Please refer to the Proxy Statement discussion of the following matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE MANAGING GENERAL PARTNERS RECOMMEND A VOTE FOR THE FOLLOWING:

PLEASE VOTE BY FILLING IN THE APPROPRIATE            FOR ALL           WITHHOLD
BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK    (except as marked         ALL
OR DARK PENCIL. DO NOT USE RED INK.           to the contrary below).

1. ELECTION OF MANAGING GENERAL PARTNERS.              / /                 / /

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE'S NAME(S) ON THE LINE BELOW.

STEPHEN R. GROSS       F. ROBERT PAULSEN         DON G. POWELL

----------------       -----------------        ----------------

 ALAN B. SHEPARD, JR.                           DONALD M. CARLTON

----------------------                          -----------------
                                                        FOR    AGAINST   ABSTAIN
2. RATIFICATION OF KMPG PEAT MARWICK LLP AS             / /      / /       / /
   INDEPENDENT AUDITORS.


3. AMENDMENT TO RESTATED CERTIFICATE AND AGREEMENT     / /       / /       / /
   OF LIMITED PARTNERSHIP CHANGING THE NAME AND
   ADDRESS OF THE FUND.


VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND (VK026B)
ORIGINAL BACK 2-3-96